Note 15 - Receivables non-current - Components of Receivables Non Current (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Note 15 - Receivables non-current
Employee advances and loans		$ 9,120	$ 7,395
Tax credits	[1]	66,636	53,483
Receivables from related parties		69,843	69,820
Legal deposits		6,858	9,355
Advances to suppliers and other advances		37,434	27,043
Others		15,711	18,863
Trade and other non-current receivables before the allowance for doubtful accounts		$ 205,602	$ 185,959

[1]	As of December 31, 2024 and 2023, included approximately $54.2 million and $40.6 million, respectively, related to ICMS (Tax on Sales and Services) from Brazilian subsidiaries.